Exhibit 99.2

American Battery Materials, Inc. Announces Key Additions to its Executive Team

ABM Corporate Overview Presentation Now Available Containing Details of Technical Minerals Market Opportunity and Analysis of Direct Lithium Extraction Critical Advantages

GREENWICH, CT., November 9, 2022– American Battery Materials, Inc. (OTC Pink: BOXS) (“ABM”, the “Company”) a U.S.-based environmentally responsible critical minerals exploration and development company focused on direct lithium extraction (DLE) as well as other minerals for refining, processing, and distribution is pleased to announce that it has appointed Mr. Ross Saldarini as Chief Financial Officer (CFO) and Mr. Scott Avanzino as Chief Operating Officer (COO). Both appointments are effective immediately.

Mr. Saldarini brings over twenty-five years’ experience in corporate finance, mergers & acquisitions, business and retail strategy, and ecommerce in technology services within the consumer products and financial marketplaces. Prior to joining ABM, Ross was Chief Financial Officer of Upper Echelon Products and from 2018-2022 was a Managing Partner with Yellowstone Advisors LLC, a strategic advisory, M&A, and management consulting services company.

Mr. Avanzino is an oil and gas development and marine construction expert with twenty-five years of experience in exploration geology, wellsite operations, marine logistics and operations.  Prior to joining the Company, Scott was a business development executive with Quaternary Resource Investigations, LLC and from 2019- October 2022 was owner, geologist and technical advisor with Paradise Mineral Consulting, LLC where he serviced the Gulf Coast energy sector and marine construction industry with fully integrated project management and oil and gas field services.

“It is my great pleasure to welcome Ross and Scott to American Battery Materials,” said Sebastian Lux CEO of ABM. “The addition of these two highly experienced executives reflects our ongoing commitment to building a dedicated management team with extraordinary financial and industry experience at an exciting time of growth for our company,” added Lux.

In conjunction with this announcement, the Company has also released its latest Corporate Overview Presentation which can be viewed by visiting www.americanbatterymaterials.com

ABOUT AMERICAN BATTERY MATERIALS, INC.

American Battery Materials, Inc., formerly BoxScore Brands, Inc. and still trading under the symbol BOXS pending processing by FINRA (OTC Pink: BOXS), is a US-based environmentally responsible critical minerals exploration and development company focused on direct lithium extraction (DLE) as well as other minerals for refining, processing, and distribution to support the country’s urgent critical minerals need to bolster long-term energy transition and the electrification of the US domestic and global economy.

For more information about American Battery Materials, Inc. and to receive Company updates via email, please visit the Contact section of our web site, www.americanbatterymaterials.com.

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Contact Information:

Email: ir@americanbatterymaterials.com
Tel: (800) 998-7962

FORWARD-LOOKING STATEMENTS

This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and which are based on the Company’s beliefs and assumptions and on information currently available to management. All statements contained in this release other than statements of historical fact are forward-looking statements, including but not limited to statements regarding the potential benefits of the name change; the Company’s ability to develop and commercialize its mineral rights; the Company’s planned research and development efforts; and, other matters regarding the Company’s business strategies, use of capital, results of operations and financial position, and plans and objectives for future operations. In some cases, you can identify forward-looking statements by the words "may", "will", "could", "would", "should", "expect", "intend", "plan", "anticipate", "believe", "estimate", "predict", "project", "potential", "continue", "ongoing", or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words.

These forward-looking statements are subject to risks, uncertainties and other factors that may cause actual results, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks, uncertainties, and other factors include, without limitation, the important risk factors described more fully in our reports and other documents filed with the Securities and Exchange Commission (“the SEC”), including under (i) “Part I, Item 1A. Risk Factors”, in our Annual Report on Form 10-K for the year-ending December 31, 2021, filed with the SEC on March 31, 2022; and (ii) subsequent filings. Undue reliance should not be placed on the forward-looking statements in this news release, which are based on information available to us on the date hereof. The Company does not undertake any duty to update or revise forward-looking statements except as required by federal securities laws. Any distribution of this news release after the date hereof is not intended and should not be construed as updating or confirming such information.